SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 12, 2004

                     PEGASUS SATELLITE COMMUNICATIONS, INC.

               (Exact Name of Registrant as Specified in Charter)


          Delaware                        0-21389                51-0374669
----------------------------     ------------------------   --------------------
(State or Other Jurisdiction     (Commission File Number)   (IRS Employer
      of Incorporation)                                     Identification No.)


      c/o Pegasus Communications Management Company, 225 City Line Avenue,
                   Suite 200, Bala Cynwyd, Pennsylvania 19004

               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code: 800-376-0022

          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.               Other Events.
                      ------------

            On May 13, 2004, Pegasus Communications Corporation ("Pegasus"), parent of Pegasus Satellite Communications, Inc., issued two press releases, which are attached hereto as Exhibits 99.1 and 99.2 and incorporated herein by reference, announcing that on May 12, 2004, the United States District Court for the Central District of California had entered an order dismissing DIRECTV's claims against Pegasus Satellite Television, Inc., a subsidiary of Pegasus. The District Court also dismissed Pegasus' claims against DIRECTV thereby terminating further proceedings between DIRECTV and Pegasus before the District Court. A copy of the order entered by the District Court on May 12, 2004 is attached hereto as Exhibit 99.3 and incorporated herein by reference.


Item 7.    Financial Statements and Exhibits.

           (c) Exhibits.

                    99.1 Press release dated May 13, 2004 (which is incorporated herein by reference to Exhibit
                             99.1 of Pegasus Communications Corporation's
                             Form 8-K filed May 17, 2004).

                    99.2 Press release dated May 13, 2004 (which is incorporated herein by reference to Exhibit
                             99.2 of Pegasus Communications Corporation's
                             Form 8-K filed May 17, 2004).

                    99.3 Order of the United States District Court for the Central District of California, entered on May 12, 2004 (which is incorporated herein by reference to Exhibit
                             99.3 of Pegasus Communications Corporation's
                             Amendment to Form 8-K filed May 17, 2004).

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PEGASUS SATELLITE COMMUNICATIONS, INC.


                              By  /s/  Scott A. Blank
                                -----------------------------------------------
                                       Scott A. Blank,
                                       Senior Vice President


May 17, 2004


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                                  EXHIBIT INDEX

Exhibit No.      Description

99.1 Press release dated May 13, 2004 (which is incorporated herein by reference to Exhibit 99.1 of Pegasus Communications Corporation's Form 8-K filed May 17, 2004).

99.2 Press release dated May 13, 2004 (which is incorporated herein by reference to Exhibit 99.2 of Pegasus Communications Corporation's Form 8-K filed May 17, 2004).

99.3 Order of the United States District Court for the Central District of California, entered on May 12, 2004 (which is incorporated herein by reference to Exhibit 99.3 of Pegasus Communications Corporation's Amendment to Form 8-K filed May 17, 2004).